Going Concern	12 Months Ended
Jun. 30, 2025
Going Concern [Abstract]
Going concern
2.	Going concern

The Group’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities during the normal course of operations. The Group incurred net cash used in operating activities was RMB28,401,519 for the year ended June 30, 2025. As of June 30, 2025, the Group’s accumulated deficit was RMB139,900,813. As of June 30, 2025, the Group had cash balance of RMB468,731. Such conditions in the aggregate indicated a substantial doubt regarding the Group’s ability to continue as a going concern.

The Group plans to implement financing plans in the future which will be sufficient to meet anticipated working capital requirements and capital expenditures within the next 12 months from the issuance date of the consolidated financial statements. Moreover, the Group has proactively taken actions to fundamentally optimize overall cost structure by upgrading its business and service model and implemented other cost control measures. Actions include standardizing the Group’s finance and operation policies throughout the Group, enhancing internal controls, and creating a synergy of the Group’s resources. Taking into consideration all these actions mentioned above, management concluded that the substantial doubt on the Group’s ability to continue as a going concern will be alleviated through the effective implementation of the business plans.